UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2009

Vycor Medical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-149782	20-3369218

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

80 Orville Drive, Suite 100, Bohemia, NY		11716

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 631-244-1435

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement Item 1.02 Termination of a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities Item 3.03 Material Modification to Rights of Security Holders Item 5.01 Changes in Control of Registrant
Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of December 29, 2009, Vycor Medical, Inc. (the “Company or “Vycor”) entered into a restructuring and recapitalization (the “Recapitalization”) of certain outstanding loans by Fountainhead Capital Management Limited (“FHCM”). together with a funding commitment from FHCM, restructuring of Management’s compensation and matters related thereto. Separately, Regent Private Capital, LLC. (“Regent”) amended certain of its agreements with the Company and provided certain waivers in order to facilitate the Recapitalization.

Background:

Immediately prior to the Recapitalization, the following loans were outstanding and payable by the Company:

1)

A convertible debenture dated December 15, 2006 in the original face amount of $172,500 payable to FHCM (as successor in interest to Fountainhead Capital Partners Limited) (the “FHCM 2006 Debenture”) bearing interest at the Applicable Federal Rate. The maturity date of this obligation was August 15, 2009 and the effective conversion price was $0.07545 per share.

2)

A convertible debenture dated February 15, 2008 in the original face amount of $150,000 payable to FHCM (as successor in interest to Fountainhead Capital Partners Limited) bearing interest at 6% per annum (12% interest after maturity) (the “FHCM February 2008 Debenture”). The maturity date of this obligation was August 15, 2009 and the effective conversion price was $0.123 per share.

3)

A convertible debenture dated February 15, 2008 in the original face amount of $500,000 payable to Regent bearing interest at 6% per annum (12% interest after maturity) (the “Regent February 2008 Debenture”). The maturity date of this obligation was August 15, 2009 and the effective conversion price was $0.123 per share. Regent subsequently transferred $350,000 of said face amount to third parties who ultimately converted all of the remaining principal and part of the accrued interest into the Company’s Common Stock. As at November 30, 2009 the accrued unpaid interest portion of the converted debenture amounted to $13,684.

4)

A convertible debenture dated April 15, 2008 in the original face amount of $150,000 payable to FHCM (as successor in interest to Fountainhead Capital Partners Limited) bearing interest at 6% per annum (12% interest after maturity) (the “FHCM April 2008 Debenture”). The maturity date of this obligation was August 15, 2009 and the effective conversion price was $0.123 per share.

5)

A convertible debenture dated April 15, 2008 in the original face amount of $500,000 payable to Regent bearing interest at 6% per annum (12% interest after maturity) (the “Regent April 2008 Debenture”). The maturity date of this obligation was August 15, 2009 and the effective conversion price was $0.123 per share.

6)	In June 2009, FHCM and Regent had loaned Vycor an additional aggregate of $40,000 in the form of non-convertible debentures with a maturity date of July 30, 2009 (the “June 2009 Advance”).

7)	In July 2009, FHCM and Regent had loaned Vycor an additional aggregate of $53,000 in the form of non-convertible debentures with a maturity date of August 31, 2009 (the “July 2009 Advance”).

8)	In August 2009, FHCM had loaned Vycor an additional $27,000 in the form of a non-convertible debenture with a maturity date of September 30, 2009 (the “August 2009 Advance”).

9)	In November 2009, FHCM and Regent had loaned Vycor an additional $64,000 in the form of a non-convertible debenture with a maturity date of November 30, 2009 (the “November 2009 Advance”)

10)	In December 2009, FHCM had loaned Vycor an additional $20,000 in the form of a non-convertible debenture with a maturity date of December 31, 2009 (the “December 2009 Advance”)

Prior to the Recapitalization, the two parties who were assignees of a portion of the Regent February 2008 Debenture assigned their remaining interest in said debenture back to Regent. As of the date of the Recapitalization, aggregate principal owing on the aforementioned debentures (including accrued interest through November 30, 2009 was $671,362 to FHCM (the “FHCM Debentures”) and $835,688 (including assigned interest) to Regent (the “Regent Debentures”).. Prior to the date of the Recapitalization, all of the aforementioned Debentures were in payment default except the December 2009 Advance.

On December 15, 2006, Vycor issued Warrants to FHCM purchase an aggregate of 805,931 shares of Vycor Common Stock at a price of $0.50 per share exercisable prior to December 15, 2011 (“FHCM Warrants”). Thereafter, FHCM transferred 50% of such Warrants to Regent (“Regent Warrants”).

Each of the Debentures and Warrants had terms incorporated therein which provided for anti-dilution adjustments.

Debt Restructuring (“Recapitalization”):

As of December 29, 2009, the Company and FHCM agreed to the Recapitalization which resulted in the following:

1)

At the Closing, FHCM converted FHCM Debentures with an aggregate value (including accrued interest) of $300,000 into a number of shares of a newly designated series of Vycor Preferred Stock—Series A Convertible Preferred Stock (“New Preferred Shares”) which are convertible into the equivalent of 85% of the total proforma, fully-diluted share capital of Vycor at the Closing. The

New Preferred Shares are convertible at any time at the sole option of the holder and automatically convert at such time as Vycor has sufficient authorized but unissued shares of its Common Stock to permit such conversion and carries a liquidation preference over Vycor’s Common Shares and any other series of shares of the Company’s preferred stock. The New Preferred Shares have the right to vote on all matters together with the holders of Vycor’s Common Shares in a manner where the holders of the New Preferred Shares shall be entitled to cast a number of votes calculated on an “as-converted” basis on any matter presented to Vycor’s stockholders.

2)

The remaining FHCM Debentures were modified to have virtually the same terms as the Amended RPC Debentures although without automatic conversion and retaining limited anti-dilution rights. Vycor has already taken action to authorize sufficient additional Common Shares to facilitate the full conversion of all of the shares of New Preferred Stock issued to FHCM and other convertible securities into Vycor’s Common Shares and the Company expects that such action will be effective prior to the end of January 2010.

Separately, as of December 29, 2009, the Company and Regent agreed to the following:

1)

The Regent Debentures, with the exception of the Regent November 2009 Advance of $32,000, were consolidated, amended and replaced by two new convertible debentures in the face amounts of $350,000 and $453,690 (aggregating $803,690), respectively (the “Amended RPC Debentures”). Among other matters, the New RPC Debentures have a maturity date of August 31, 2010, the conversion price was modified to $0.0125 per share and the anti-dilution provisions eliminated. The Amended RPC Debentures are convertible at any time at the sole option of the holder and automatically convert at such time as Vycor has sufficient authorized but unissued shares of its Common Stock to permit such conversion and the Series A Preferred Shares have converted to common shares. The Amended RPC Debentures are senior obligations of Vycor, which rank pari passu with the remaining outstanding portion of FHCM Debentures and a portion of the new funds to be advanced to Vycor by FHCM (or procured by FHCM) pursuant to the terms of the Recapitalization (see FHCM Funding Commitment, below) and senior to all other Vycor obligations. The existing security agreement was amended to preserve the first priority security interest of the Holders in Vycor’s assets.

2)	At the closing of the Recapitalization, Vycor repaid the Regent November Advance of $32,000.

3)	The minority approval rights held by Regent pursuant to Schedule 6.2 of the Convertible Debenture Purchase Agreement between Regent and Vycor dated as of February 15, 2008 were rescinded.

In addition to the foregoing:

1)	All FHCM Debentures and Amended RPC Debentures continued to be secured by a first priority lien on all of the assets of Vycor.

2)	The anti-dilution provisions of the FHCM Warrants and Regent Warrants were terminated.

3)	At the Closing, FHCM and Regent delivered waivers with respect to certain claims related to the original FHCM Debentures and Regent Debentures.

FHCM Funding Commitment:

1)  On specified terms and conditions, FHCM agreed to fund or procure funding for Vycor’s ongoing operating expenses for a period commencing on the Closing Date through August 31, 2010 (“FHCM New Funding”). The amount of funding to be provided at closing (the “Closing Funding”) included but was not limited to funds to repay the $32,000 Regent November Advance. It was agreed that such funding shall be made on a monthly basis and each advance shall be subject to FHCM’s review of Vycor’s operations for the period commencing the Closing Date through the end of the immediately prior month. FHCM has also advised the Company that they will reconsider their funding commitment in the event of a material adverse change affecting the Company’s operations, such as, but not limited to, an impairment of the Company’s intellectual property rights.

2)  Funds advanced as a part of the FHCM New Funding are each evidenced or to be evidenced by a Debenture which has a maturity date which is co-terminus with FHCM Debentures and Amended RPC Debentures and bear interest at a rate of six percent (6%) per annum, payable at maturity. Funds advanced as a part of the FHCM New Funding shall be priority obligations of Vycor.

3)        Vycor and FHCM entered into a Shareholder’s Agreement (“Shareholder’s Agreement”) which provided FHCM with certain rights and rights approval with respect to various aspects of Vycor’s operation and governance.

4)        The parties acknowledge that Vycor may enter into a Consulting Agreement with FHCM at some time after the Closing whereby Vycor will compensate FHCM for certain services provided to the Company.

Restructuring of Agreements with Vycor Management:

1)  Effective the Closing Date, Vycor entered into new employment agreements with Kenneth T. Coviello and Heather Vinas, respectively the Chief Executive Officer and President of the Company.

2)  At the Closing of the Recapitalization, Kenneth T. Coviello and Heather Vinas were granted new Warrants (“New Management Warrants”) to purchase an aggregate of 161,262,706 Common Shares of Vycor at an exercise price of $0.00717 per share. It is assumed that the New Management Warrants (which vest over a period of approximately two (2) years), when fully vested, will result in such Management ownership of approximately twenty-two percent (22%) of the Common Shares of the company on a fully diluted basis under the pro-forma capital structure based on the Recapitalization.

3)  Certain Management accrued salaries were converted into a contingent retention bonus payable on the satisfaction of certain conditions.

4)  Management agreed that for the 12 months following Closing of the Recapitalization, all shares of Vycor Common Stock held by Management are subject to a lock-up agreement which was entered into at Closing of the Recapitalization.

Budget, Reporting And Funding:

FHCM and Vycor will use the existing Company budget as a basis for the Recapitalization, which they agreed will be periodically reviewed and updated and is subject to further agreement between FHCM and Vycor Management following the Closing of the Recapitalization.

Item 1.02 Termination of a Material Definitive Agreement

In order to facilitate the Recapitalization, effective at the closing of the Recapitalization, Regent agreed to rescind certain minority approval rights it held as detailed in Schedule 6.2 of the Convertible Debenture Purchase Agreement between Regent and Vycor dated as of February 15, 2008.

Item 3.02 Unregistered Sales of Equity Securities

1)

As a result of the Recapitalization detailed in Item 1.01, above, FHCM entered into a Debenture Exchange Agreement which resulted in the exchange of $300,000 face amount (including accrued interest) of its FHCM Debentures for 531,376,650 newly issued shares of the Company’s Common Stock, which comprises 95.3% of the Company’s issued and outstanding shares of Common Stock at the Closing of the Recapitalization and 85% of the Company’s shares of Common Stock on a fully-diluted basis.

2)

Vycor has received (but not yet accepted) subscriptions in the amount of $80,000 for the sale of 80,000 shares of its 8% Series B Convertible Redeemable Preferred Stock (the “Series B Preferred Stock”). The Series B Preferred Stock accrues interest at the rate of eight percent (8%) in cash or shares of Common Stock, at the Company’s option, has a liquidation preference over the Registrant’s Common Stock, is convertible into shares of Common Stock at the rate of eighty shares of common stock per share of Series B Preferred Stock, plus all accrued and unpaid dividends, and redeemable by the Registrant following the first anniversary of issuance.

The securities described in Item 1.01 and 3.02 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Registrant’s reasonable belief that the Investor had access to information concerning the Registrant’s operations and financial condition, the Investor acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investor are sophisticated within the meaning of Section 4(2) of the Securities Act and are “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Registrant made no solicitation in connection with the sale other than communications with the Investor; the Registrant obtained representations from the Investor regarding their investment intent, experience and sophistication; and the Investor either received or had access to adequate information about the Registrant in order to make an informed investment decision.

At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect. The securities may not be resold or offered in the United States without registration or an exemption from registration.

Item 3.03 Material Modification to Rights of Security Holders

In order to facilitate the Recapitalization detailed in Item 1.01, above, the following material modifications of the rights of certain security holders occurred:

1)

The Regent Debentures were consolidated, amended and replaced by two new convertible debentures in the face amounts of $350,000 and $453,690, respectively (the “Amended RPC Debentures”). Among other matters, the maturity dates of the obligations represented by the Amended RPC Debentures were extended to August 31, 2010, the conversion price was modified to $0.0125 per share and the anti-dilution provisions eliminated. The Amended RPC Debentures are convertible at any time at the sole option of the holder and automatically convert at such time as Vycor has sufficient authorized but unissued shares of its Common Stock to permit such conversion and the Series A Preferred Shares have converted to common shares.. The Amended RPC Debentures are senior obligation of Vycor, which rank pari passu with the remaining outstanding portion of FHCM Debentures and a portion of the new funds to be advanced to Vycor by FHCM (or procured by FHCM) pursuant to the terms of the Recapitalization and senior to all other Vycor obligations. The existing security agreements were amended to preserve the first priority security interest of the Holders in Vycor’s assets.

2)

At the Closing, FHCM converted FHCM Debentures with an aggregate value (including accrued interest) of $300,000 into a number of shares of a newly designated series of Vycor Preferred Stock—Series A Convertible Preferred Stock (“New Preferred Shares”) which are convertible into the equivalent of 85% of the total proforma, fully-diluted share capital of Vycor at the Closing. The New Preferred Shares are convertible at any time at the sole option of the holder and automatically convert at such time as Vycor has sufficient authorized but unissued shares of its Common Stock to permit such conversion and carries a liquidation preference over Vycor’s Common Shares and any other series of shares of preferred stock. The New Preferred Shares have the right to vote on all matters together with the holders of Vycor’s Common Shares in a manner where the holders of the New Preferred Shares shall be entitled to cast a number of votes calculated on an “as-converted” basis. The remaining FHCM Debentures were modified to have virtually the same terms as the Amended RPC Debentures although without automatic conversion and retaining limited anti-dilution rights. Vycor has already taken action to authorize sufficient additional Common Shares to facilitate the full conversion of all of the shares of New Preferred Stock issued to FHCM and other convertible securities into Vycor’s Common Shares and the Company expects that such action will be effective prior to the end of January 2010.

3)	The anti-dilution provisions of the FHCM Warrants and Regent Warrants were terminated.

Item 5.01 Changes in Control of Registrant

As a result of the Recapitalization detailed in Item 1.01, above, FHCM became the controlling shareholder of the Company. On an as-converted basis, the shares of Series A Convertible Preferred Stock held by FHCM comprises 95.3% of the Company’s issued and outstanding shares of Common Stock at the Closing of the Recapitalization and 85% of the Company’s shares of Common Stock on a fully-diluted basis. Prior to the Recapitalization, FHCM did not own any shares of the Company’s Common Stock. FHCM will become an “affiliate” of the Company as a result of the Recapitalization. Pursuant to the Company’s Certificate of Incorporation and By-Laws, FHCM will have very significant rights, including the right to replace the entire board of directors of the Company at any time. In addition, the Shareholder’s Agreement bestows several other very significant rights upon FHCM.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

1)

On December 1, 2009, the Board of Directors of the Company unanimously adopted a resolution to seek stockholder approval to (a) an amendment of the Company's Certificate  of Incorporation to increase the Company's authorized capital to 1,010,000,000 shares comprising 1,000,000,000 shares of Common Stock par value $.0001 per share and 10,000,000 shares of Preferred Stock par value $0.0001 per share and (b) a decrease in the par value of the Company’s Common Stock and Preferred Stock from $.001 per share to $.0001 per share.

Thereafter, on December 7, 2009, pursuant to the By-Laws of the Company and applicable Delaware law, certain stockholders of the Company (identified in the section entitled "Voting Securities and Principal Holders Thereof") holding 15,353,763 shares of Common Stock, representing approximately 58.1% of the total issued and outstanding Common Stock, adopted a resolution to authorize the Board of Directors to enact an amendment of the Company's Certificate of Incorporation to (a) increase the Company's authorized capital to 1,010,000,000 shares comprising 1,000,000,000 shares of Common Stock par value $.0001 per share and 10,000,000 shares of Preferred Stock par value $0.0001 per share and (b) decrease in the par value of the Company’s Common Stock and Preferred Stock from $.001 per share to $.0001 per share.  The Board of Directors believed that the proposed increase in authorized capital and decrease in par value is beneficial to the Company because it provides the Company with the flexibility it needs to complete the restructuring of the Company’s senior debt and permit the issuance of additional shares to stock to new investors or on the conversion of existing convertible securities.

An Information Statement was mailed to the Company’s stockholders on or about December 21, 2009 and the action will become effective 20 days after this Information Statement was first mailed to stockholders and upon the filing of a Certificate of Amendment with the Delaware Secretary of State.

2)	On December 17, 2009, the Company’s board of directors approved resolutions authorizing two new series of the Company’s Preferred Stock par value $.0001:

a.

Series A Convertible Preferred Stock. The Company’s board of directors authorized the filing of a Certificate of Designation with respect to 1,000,000 shares of Series A Convertible Preferred Stock. A copy of such Certificate of Designation is attached to this Report as an Exhibit and incorporated herein in its entirety by this reference.

b.

Series B Convertible Preferred Stock. The Company’s board of directors authorized the filing of a Certificate of Designation with respect to 1,000,000 shares of Series B Convertible Preferred Stock. A copy of such Certificate of Designation is attached to this Report as an Exhibit and incorporated herein in its entirety by this reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

None

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

2.1	Letter Agreement between Fountainhead Capital Management Limited and Vycor Medical, Inc. dated as of December 29, 2009

4.1	Debenture Exchange Agreement by and between Fountainhead Capital Management Limited and Vycor Medical, Inc. dated as of December 29, 2009

4.2	Form of Amended Fountainhead Capital Management Debenture dated as of January 5, 2010

4.3	Form of Amended Regent Private Capital Debenture dated as of December 29, 2009 in the original face amount of $350,000

4.4	Form of Amended Regent Private Capital Debenture dated as of December 29, 2009 in the original face amount of $453,690

4.5	Amended Security Agreement by and between Vycor Medical, Inc. and Regent Private Capital, LLC and Fountainhead Capital Management Limited dated as of December 29, 2009

4.6	Certificate of Designations Series A Convertible Preferred Stock

4.7	Certificate of Designations Series B Convertible Preferred Stock

10.1	Fountainhead Capital Management Limited Waiver Agreement

10.2	Regent Private Capital, LLC Waiver Agreement

10.3	Vycor Medical, Inc. Employment Agreement with Kenneth T. Coviello

10.4	Vycor Medical, Inc. Employment Agreement with Heather Vinas

10.5	Form of new Management Warrants

10.6	Shareholder’s Agreement between Vycor Medical, Inc. and Fountainhead Capital Management Limited

10.7	Form of Management Lock-up Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYCOR MEDICAL, INC.

/S/ Heather Vinas

By:________________________ Name: Heather Vinas Title: President

Dated: January 5, 2009

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

2.1	Letter Agreement between Fountainhead Capital Management Limited and Vycor Medical, Inc. dated as of December 29, 2009

4.1	Debenture Exchange Agreement by and between Fountainhead Capital Management Limited and Vycor Medical, Inc. dated as of December 29, 2009

4.2	Form of Amended Fountainhead Capital Management Debenture dated as of January 5, 2010

4.3	Form of Amended Regent Private Capital Debenture dated as of December 29, 2009 in the original face amount of $350,000.

4.4	Form of Amended Regent Private Capital Debenture dated as of December 29, 2009 in the original face amount of $453,690.

4.5	Amended Security Agreement by and between Vycor Medical, Inc. and Regent Private Capital, LLC and Fountainhead Capital Management Limited dated as of December 29, 2009

4.6	Certificate of Designations Series A Convertible Preferred Stock

4.7	Certificate of Designations Series B Convertible Preferred Stock

10.1	Fountainhead Capital Management Limited Waiver Agreement

10.2	Regent Private Capital, LLC Waiver Agreement

10.3	Vycor Medical, Inc. Employment Agreement with Kenneth T. Coviello

10.4	Vycor Medical, Inc. Employment Agreement with Heather Vinas

10.5	Form of new Management Warrants

10.6	Shareholder’s Agreement between Vycor Medical, Inc. and Fountainhead Capital Management Limited

10.7	Form of Management Lock-up Agreement